Tax provision	12 Months Ended
Dec. 31, 2024
Disclosure of Income Tax [Abstract]
Tax provision
Accounting policies
Tax recovery (provision) for the year is comprised of current and deferred tax. Tax recovery (provision) is recognized in earnings, except to the extent that it relates to items recognized in other comprehensive earnings in which case it is recognized in other comprehensive earnings.
Deferred taxes are provided for using the liability method. Under this method, deferred taxes are recognized for temporary differences between the tax and financial statement basis of assets, liabilities and certain carry-forward items.
Deferred tax assets are recognized only to the extent that it is probable that they will be realized. Deferred income tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of substantive enactment.
International Tax Reform - Pillar Two Model Rules
The Organisation for Economic Co-operation and Development (OECD)/G20 Inclusive Framework on Base Erosion and Profit Shifting published the Pillar Two model rules designed to address the tax challenges arising from the digitalisation of the global economy. Pillar Two legislation has been enacted or substantively enacted in certain jurisdictions in which we operate, although some countries may have varying responses or adjustments to the initial model rules. We do not have a material exposure to Pillar Two top-up taxes.
Supporting information

	2024	2023
Earnings:
Current tax	$(118)	$(61)
Deferred tax recovery (provision)	74	122
Tax recovery (provision) on earnings	$(43)	$61

Other comprehensive earnings:
Deferred tax recovery (provision) on retirement benefit actuarial loss (gain)	$(3)	$12
Tax recovery (provision) on comprehensive earnings	$(46)	$73
The tax provision differs from the amount that would have resulted from applying the British Columbia statutory income tax rate to earnings before tax as follows:

	2024	2023
Income tax recovery (expense) at statutory rate of 27%	$(10)	$62
Rate differentials between jurisdictions and on specified activities	(7)	(3)
Non-taxable amounts including goodwill impairment	(20)	—
Impact of functional currency differences	(6)	—
Income tax credits	5	—
Valuation allowance on deferred tax attributes	(2)	—
Other	(3)	2
Tax recovery (provision)	$(43)	$61
Deferred income tax liabilities (assets) are made up of the following components:

	2024	2023
Property, plant, equipment and intangibles	$681	$737
Reforestation and decommissioning obligations	(27)	(30)
Employee benefits	(25)	(22)
Export duties	93	90
Tax loss carry-forwards[1]	(70)	(47)
Inventory	(16)	(12)
Other	(34)	(39)
	$602	$677

Represented by:
Deferred income tax assets	$(7)	$(6)
Deferred income tax liabilities	609	683
	$602	$677
1.We have $304 million of net operating loss carry-forwards in various jurisdictions (December 31, 2023 - $241 million), $227 million of U.S. state net operating loss carry-forwards (December 31, 2023 - $306 million), and $95 million of capital loss carry-forwards (December 31, 2023 - $83 million). A portion of these losses expire over various periods starting in 2025. The net operating losses that have not been recognized as of December 31, 2024 are $30 million in various jurisdictions (December 31, 2023 - $32 million) and $205 million for U.S. states (December 31, 2023 - $270 million). Capital losses that have not been recognized as of December 31, 2024 are $95 million (December 31, 2023 - $83 million).